U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): November 24, 2008



                              Sooner Holdings, Inc.
             (Exact name of registrant as specified in its charter)



    Oklahoma                        0-18344                          73-1275261
    --------                        -------                          ----------
    (state of              (Commission File Number)                (IRS Employer
 incorporation)                                                     I.D. Number)

                       921 Northwest 63 Street, Suite 100
                             Oklahoma City, OK 73116
                                 (405) 848-7575
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.
---------------------------------------------------------

         On November 24, 2008, the board of directors of Sooner Holdings, Inc. ("Sooner") engaged Smith, Carney & Co., p.c. of Oklahoma City, Oklahoma as Sooner's principal independent registered public accountants to audit its financial statements. The board of directors did not consult the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the issuer's financial statements.

         Smith, Carney & Co., p.c. replaces Murrell, Hall, McIntosh & Co., PLLP of Oklahoma City, Oklahoma ("Murrell, Hall"), the previous principal independent registered public accountants of Sooner. Murrell, Hall had been engaged as Sooner's principal independent registered public accountants since February 3, 2003 until its resignation July 31, 2008. The resignation of Murrell, Hall was reported in a Form 8-K filed on November 18, 2008.

Item 9.01  Financial Statements and Exhibits.
--------------------------------------------

(a)      Financial Statements.
         ---------------------

         None

(b)      Exhibits
         --------

         The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

         Exhibit No.                      Description
         -----------                      -----------

         16 Letter of November 13, 2008 of Murrell, Hall, McIntosh & Co., PLLP of Oklahoma City, Oklahoma, the principal independent registered public accountants of agreeing with the statements made in this Form 8-K by Sooner Holdings, Inc. concerning Sooner's change of principal independent accountants.*

         * Previously filed by Sooner Holdings, Inc. on November 18, 2008, Commission File No. 000-18344; incorporated herein by reference.

                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Sooner Holdings, Inc.

November 26, 2008
                                           /s/ R.C. Cunningham II
                                           ----------------------
                                           R.C. Cunningham II
                                           Chief Executive Officer and President



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